Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder-Dreman High Return Equity Fund, a series of Scudder Value Series, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2006             /s/Vincent J. Esposito
                             -------------------------
                             Vincent J. Esposito
                             President
                             Scudder-Dreman High Return Equity Fund, a series
                             of Scudder Value Series, Inc.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder-Dreman High Return Equity Fund, a series of Scudder Value Series, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



January 31, 2006                    /s/Paul Schubert
                                    -------------------------
                                    Paul Schubert
                                    Chief Financial Officer and
                                    Treasurer Scudder-Dreman
                                    High Return Equity Fund, a
                                    series of Scudder Value
                                    Series, Inc.